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                                                                    EXHIBIT 32.2

                       NORTH COUNTRY FINANCIAL CORPORATION
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C ss. 1350, and accompanies the annual report on Form 10-K for the year ended December 31, 2003, (the "Form 10-K") of North Country Financial Corporation (the "Issuer").

     I, Joseph E. Petterson Executive Vice President and Chief Financial Officer of the Issuer, certify that:

         (1) The Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934
              (15 U.S.C. 78m(a) or 78o(d)); and
         (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operation of the Issuer.

 /s/ Joseph E. Petterson
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Joseph E. Petterson
Executive Vice President and Chief Financial Officer
(chief financial officer)
March 24, 2004